UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 20, 1996


                                  Equisure Inc.
             (Exact name of registrant as specified in its Charter)

  Minnesota                     0-23178                     41-1309882
  (State of             (Commission file number)   (IRS Employer Identification
Incorporation)                                                Number)


             527 Marquette, Suite 1800, Minneapolis, Minnesota 55402
               (Address of principal executive office) (Zip Code)


Registrant's telephone number (612) 338-3738


Item 5:  Other Events

         The registrant has declared a 2 for 1 stock split. The record date for the stock split is November 22, 1996, distributable November 29, 1996. The registrant now has 5,575,833 shares outstanding, and after the stock split will have 11,151,666 shares outstanding.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by a duly authorized officer.


                                        Equisure, Inc.


                                        /s/ Barrie Harding
                                        ---------------------------------=
                                        Barrie Harding